GENERAL SECURITY AGREEMENT


In consideration of loans, credit or other financial accommodations extended or continued from time to time to, or on the guaranty, endorsement or other assurance of, the undersigned ("Obligor") by RZB Finance LLC (together with its successors and assigns, "RZB"), Obligor hereby agrees as follows:

1.   Security  Interest.
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     a.        To secure the full and punctual payment and performance of all of the Obligations (as hereinafter defined), Obligor hereby grants to RZB a continuing security interest in, and assigns and pledges to RZB, the Collateral (as hereinafter defined).

     b. "Obligations" shall mean and include all indebtedness, liabilities, obligations, covenants and duties of Obligor to RZB or any Affiliate of RZB (including those which RZB or such Affiliate may have acquired from others) of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, and whether or not evidenced by any note or other instrument or agreement and whether or not for the payment of money, including, but not limited to, indebtedness, obligations and liabilities to RZB or such Affiliate of Obligor as a member of any partnership, syndicate, association or other group.

     c.        Affiliate  and  certain  other  terms  used herein are defined in
          Section  15  hereof.

     d. As used herein, the term "Collateral" means the property described opposite the box(es) checked below together with the property described in Section 1(f) below:


     [X]  A.   All Personal Property.  All of the personal property and fixtures of the Obligor wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including without limitation all inventory (including, without limitation, inventory as defined in Section 1(d)(C) hereof), goods and accessions thereto, equipment and accessions thereto, farm products, documents, chattel paper (whether tangible or electronic), accounts (including, without limitation, accounts as defined in Section 1(d)(D) hereof), contract rights, securities and other investment property, general intangibles, tax refund claims, patents, trademarks, intellectual property, payment intangibles, supporting obligations, instruments, promissory notes, letters of credit and proceeds thereof, advices of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, credits, deposits, cash, deposit accounts (general or special), and certificates of deposit. Each of such terms which is defined in the New York Uniform Commercial Code as in effect from time to time shall have the meaning ascribed thereto therein when used in this Agreement.

     [ ]  B.   Equipment.  Equipment (of any nature and description), now owned or hereafter acquired and wherever located, employed in the operation of the Obligor's business, and all proceeds thereof and products of such equipment in any form whatsoever. As used herein, the term "equipment" shall also mean and include all spare parts therefor, all present and future additions, attachments and accessions thereto, all substitutions therefor and replacements thereof. Nothing herein shall be construed as giving a right to the Obligor to sell any equipment which is the subject of this Agreement.

     [ ]  C.   Inventory.  All of the inventory of the Obligor, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all goods usable in processing the same and all documents, documents of title and receipts covering any inventory (hereinafter, referred to as "inventory"), and all proceeds thereof and products of such inventory in any form whatsoever, including but not limited to accounts and chattel paper (whether tangible or electronic) and cash proceeds.

     [ ]  D.   Accounts and Chattel Paper.  All of the Obligor's present and future accounts (including, without limitation, health-care-insurance receivables), contract rights, letters of credit, letter-of-


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credit rights, general intangibles, tax refund claims, payment intangibles, software, supporting obligations, instruments, promissory notes, and chattel paper (whether tangible or electronic) and all other rights to the payment of money, whether or not arising out of the sale (or lease) of goods or services (herein referred to in the plural as "accounts" and in the singular as "account"), all proceeds thereof and all liens, securities, guarantees, remedies, and privileges pertaining thereto, together with all rights and liens of the Obligor in and to such goods, including returned or repossessed goods, and all rights and property of any kind forming the subject matter of any of the accounts, including the right of stoppage in transit.

     [ ]  E.   Other.

     See Schedule A annexed hereto and made a part hereof.


If no box is checked, Clause A (All Personal Property) shall be deemed applicable for all purposes of this Agreement. If the Clause A box is checked, checking also the Clause B and/or Clause C and/or Clause D and/or Clause E box(es) is not intended, and shall not be construed, to limit the generality or legal effect of the description contained in Clause A.


     e.   (i)    If the Obligor shall at any time acquire a commercial tort claim, as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York ("NY UCC Article 9"), which the Obligor reasonably believes based upon then-current information is likely to result in a judgment in favor of the Obligor in excess of $25,000, the Obligor shall promptly notify RZB in a writing signed by the Obligor of the brief details thereof and grant to RZB in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to RZB.

          (ii) RZB may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Obligor or words of similar effect and which contain any other information required by NY UCC Article 9 or revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws ("Revised Article 9") as adopted in any other jurisdiction (including Part 5 thereof) for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Obligor is an organization, the type of organization and any organization identification number issued to the Obligor. The Obligor agrees to furnish any such information to RZB promptly upon request. Any such financing statements, continuation statements or amendments may be signed by RZB on behalf of the Obligor and may be filed at any time with or without any signature of the Obligor or RZB in any jurisdiction whether or not NY UCC Article 9 or Revised Article 9 is then in effect in that jurisdiction.

          (iii) The Obligor shall at any time and from time to time, whether or not NY UCC Article 9 or Revised Article 9 is in effect in any particular jurisdiction, take such steps as RZB may request for RZB to (i) obtain an acknowledgment, in form and substance satisfactory to RZB, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for RZB, (ii) obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in NY UCC Article 9 with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107, relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to RZB, and (iii) otherwise insure the continued perfection and priority of RZB's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of NY UCC Article 9 in New York or Revised Article 9 in any other jurisdiction.

f. Any and all deposits or other sums at any time credited by or due from RZB to the Obligor; and any and all monies, securities and other property of the Obligor, and the proceeds thereof now or hereafter held or received by or in transit to RZB from or for the Obligor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, shall at all times constitute security for any and all Obligations.


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
2.   Rank  and  Perfection  of  Security  Interest.

     a. Obligor will not create or permit to exist, nor shall there exist, any security interest in, lien, attachment, levy or encumbrance upon, or assignment or pledge as security of, any of the Collateral, except the security interest of and assignment and pledge to RZB hereunder and Permitted Liens.

     b. (i) Obligor will from time to time, at its expense, take all action requested by RZB, or which may be necessary or desirable, to perfect, continue, evidence, preserve, protect or validate the security interest of and assignment and pledge to RZB hereunder to enable RZB to exercise and enforce its rights hereunder, including, but not limited to, (A) executing and delivering one or more notices, financing statements, agreements or other writings, and (B) delivering to RZB, and stamping or otherwise marking, in such manner as RZB may specify, any and all chattel paper, instruments, letters and advice of credit and documents constituting part of the Collateral, in each case endorsed or accompanied by such instruments of assignment as RZB may specify.

                    (ii) Obligor hereby authorizes RZB, at its option but without any obligation so to do, to file Financing and continuation statements and amendments to financing statements, naming Obligor As debtor, with respect to any of the Collateral without the signature of Obligor, and agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Obligor shall pay the costs of any recording or filing of any financing or continuation statements, or amendments therto, concerning the Collateral.

     3.   Covenants.

     a. Obligor shall at all times: (i) be the sole owner of each and every item of Collateral, (ii) defend the Collateral against the claims and demands of all persons and (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain and keep in good order and repair such property and (B) keep such property fully insured with responsible companies acceptable to RZB against such risks as such Collateral may be subject to, or as RZB may request, under policies containing loss payable clauses naming RZB as loss payee as its interests may appear and otherwise in form and substance satisfactory to RZB, and providing that: (1) all proceeds thereof shall be payable to RZB, (2) such insurance shall not be affected by any act or neglect of Obligor or other owner of the property described in such policy, and (3) such policy and loss payable clause may not be cancelled or amended except upon ten days' prior written notice to RZB.

     b. Obligor will comply with the requirements of all leases, mortgages and other instruments relating to premises where any Collateral is located.

     c. Obligor will not sell or otherwise dispose of any of the Collateral, except that, if the same constitute Collateral, until notice terminating such authority is given by RZB to Obligor, (i) accounts may be collected in the ordinary course of business as heretofore conducted and (ii) inventory or farm products may be sold in the ordinary course of business as heretofore conducted.

     d. Obligor will give RZB not less than 30 days prior written notice of (i) any change in (A) its name, identity or corporate structure,
          (B) the location of its chief executive office or any other place of business, or (C) the location of any of the Collateral or its books and records concerning any accounts, (ii) the location of each new place of business opened by Obligor, and (iii) each new location of any Collateral. Obligor will give RZB prompt notice of any loss or depreciation in the value of any of the Collateral. Set forth on Schedule A annexed hereto are all trade names or trade styles used by Obligor, the location of Obligor's chief executive office, all locations of Collateral and all locations of Obligor's books and records.

     e. At any time and from time to time (i) RZB may and is hereby authorized to transfer into or register in the name of itself or its nominee any instruments, investment property or documents constituting a part of the Collateral without notice to Obligor, (ii) RZB may receive and retain all Distributions (as hereinafter defined in Section 15), (iii) Obligor will permit representatives of RZB during normal business hours to inspect its premises and books and records pertaining to the


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
     Collateral and make extracts from and copies of such books and records, and
     (iv) upon request, Obligor will enter into warehousing, lockbox or other custodial arrangements satisfactory to RZB.

     f. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Obligor's agents or processors, Obligor shall, and RZB shall also have the right to, notify such warehouseman, bailee, agent or processor of the security interests created hereby and obtain the agreement of all such persons that they hold and will hold possession of such Collateral for the benefit of RZB and deliver the same at the direction of RZB without further consent of the Obligor.

     g. Obligor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as RZB may reasonably require in order to reflect the security interest granted hereby.

     h. Obligor will immediately deliver and pledge to RZB or RZB's agent each instrument, now owned or hereafter acquired, appropriately endorsed to RZB or RZB's agent.

     i. Obligor shall use its best efforts to cause to be collected from its account debtors and other obligors, as and when due, any and all amounts owing under or on account of each account, each general intangible, each payment intangible, each supporting obligation, each right to payment of money, each chattel paper and each instrument (including, without limitation, all of the foregoing items which are delinquent, such delinquent items to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such items. Upon RZB's request at any time, any such amounts so collected by Obligor shall be promptly remitted to RZB, in precisely the form received (except for endorsement by Obligor when required), and until so remitted to RZB, shall be held by Obligor in trust for RZB, and shall not be commingled with other funds or property of Obligor, and RZB shall be entitled to apply such amounts to the Obligations in such manner as RZB in its sole discretion shall determine. Obligor will not renew or extend the time of payment of, or consent or agree to any reduction of the amount payable with respect to, any account or other item mentioned above in this paragraph without the written consent of RZB. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by Obligor or RZB, shall be borne by Obligor.

     j. Upon request by RZB, Obligor will promptly notify (and Obligor hereby authorizes RZB so to notify) each account debtor or obligor in respect of any account, general intangible, payment intangible, supporting obligation, right to payment of money, chattel paper or instrument that such Collateral has been assigned to RZB hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to RZB or its designee.

     k. Obligor will, promptly upon request, provide to RZB all information and evidence it may reasonably request concerning the Collateral, and in particular the accounts, to enable RZB to enforce the provisions of this Agreement.

     4.   General  Authority.  Obligor  hereby irrevocably appoints RZB its true
          ------------------
     and lawful attorney, with full power of substitution, in the name of Obligor, RZB, or otherwise, for the sole use and benefit of RZB, but at Obligor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default (as hereinafter defined) exists, all or any of the following powers with respect to all or any of the Collateral:

     a. to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

     b. to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     c. to take any action or do any thing which Obligor is required to do hereunder,

     d. to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto, and


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
     e. to do all other acts and things necessary and advisable in the sole discretion of RZB to carry out and enforce this Agreement.

     5.   Events  of  Default.  Without  limiting  the  right  of  RZB to demand
          -------------------
     payment of any or all of the Obligations at any time in its sole discretion, it shall be an Event of Default if any of the following events shall occur: (i) default in payment of any of the Obligations when due, whether on demand or otherwise; or (ii) the occurrence of any "Event of Default" or "default" as defined or specified in any agreement, instrument or document evidencing or providing for the Obligations or any guaranty thereof.

     6.   Remedies  upon  Event  of  Default  Rights.  Upon the occurrence of an
          ------------------------------------------
     Event  of  Default  and  at  any  time  or  from  time  to time thereafter:

     a. RZB may declare, by notice to Obligor, any and all of the Obligations immediately due and payable, without any other presentment, demand, protest or notice of any kind, anything in any other agreement to the contrary notwithstanding, and in the case of any bankruptcy, insolvency or similar proceeding relating to Obligor or its property, all of the Obligations shall automatically become due and payable (provided, however, that the foregoing shall not be deemed to limit or impair in any way whatsoever the absolute right of RZB to demand payment of the Obligations at any time in its sole discretion, to the extent the agreements and instruments pertaining to such Obligations provide for such demand);

     b. RZB shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding (provided, however, that the foregoing shall not be deemed to limit or impair in any way whatsoever the sole and absolute discretion of RZB to make or refrain from making such loans, extensions of credit or financial accommodations to the extent the agreements and instruments pertaining thereto provide for such discretion);

     c. RZB may exercise all other rights to which it is entitled hereunder or under applicable law;

     d. RZB may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, RZB may sell the Collateral or any part thereof at public or private sales, for cash, upon credit or for future delivery, and at such price or prices as RZB may deem satisfactory. RZB may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatever kind. Obligor will execute and deliver such documents and take such other action as RZB deems necessary or advisable in order that any such sales may be made in compliance with law. Upon any such sales RZB shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sales shall hold the Collateral so sold to it absolutely, free from any claim or right of whatever kind, including any equity or right of redemption of Obligor, and to the extent permitted by law, Obligor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required herein shall (i) in the case of a public sale, state the time and place fixed for such sale, and (ii) in the case of private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as RZB may fix in the notice of such sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, RZB will give Obligor reasonable notice of the time and place of any such public sale or of the time after which any private sale or any other intended disposition thereof is to be made, and Obligor agrees that five (5) days prior notice shall be deemed reasonable notice. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as RZB may determine. RZB shall not be obligated to make any such sale pursuant to any such notice. RZB may without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of Collateral


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
          on credit or for future delivery, the Collateral sold may be retained by RZB until the selling price is paid by the purchaser thereof, but RZB shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. RZB, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests granted herein and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     e. For the purposes of enforcing any and all rights and remedies under this Agreement, RZB may (i) require Obligor to, and Obligor agrees that it will, at its expense and upon the request of RZB, forthwith assemble all or any part of the Collateral as directed by RZB and make it available at a place designated by RZB which is, in its opinion, reasonably convenient to RZB whether at the premises of Obligor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to it, seize and remove such Collateral from such premises, (iii) have access to and use Obligor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by Obligor or any other person, corporation or other entity, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent RZB deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by Obligor.

     f. If the Collateral consists in whole or in part of instruments or other investment property and RZB elects to sell or otherwise dispose of such instruments or other investment property, (i) Obligor will, if it controls the issuer of such instruments or other investment property, or it otherwise has the right to effect such registration, and if RZB deems such registration to be desirable, cause such instruments or other investment property to be registered under the Securities Act of 1933, as amended, and take all other action, including but not limited to complying with the "blue sky" or securities laws of the several states and delivering to RZB appropriate quantities of prospectuses, necessary or appropriate so as to permit the public sale or other disposition thereof by RZB in such jurisdictions as RZB may select, and indemnify, in the form then customary, all persons who are underwriters, statutory or otherwise, of such instruments or other investment property in connection with such sale or disposition, such indemnity, to the extent applicable to RZB, to be in addition to that afforded RZB under Section 10(c) hereof, and (ii) RZB may elect not to exercise its rights under clause
          (i) and in that event may, if in its judgment it shall be necessary or desirable so to do, restrict the number of prospective bidders so as to comply with the provisions of Section 5 of such Securities Act, and restrict such prospective bidders to persons who will represent and agree that they are purchasing the instruments or other investment property in question for their own account for investment and not with a view to the distribution or release of any thereof and who will further agree that such instruments or other investment property purchased by them may bear an appropriate restrictive legend to that effect.

     7.   Limitation  on  Duty of RZB in Respect of Collateral.  Beyond the safe
          ----------------------------------------------------
     custody thereof, RZB shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. RZB shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by RZB in good faith.

     8.   Application of Proceeds.  Upon any demand for payment of any or all of
          -----------------------
     the Obligations or upon the occurrence and during the continuance of any other Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by RZB in the following order of priority:

     a. to payment of the expenses of such sale or other realization, including reasonable compensation to (and costs and disbursements of) agents and counsel for RZB, and all expenses, liabilities and advances incurred or made by RZB in connection therewith, and any other unreimbursed expenses for which RZB is to be reimbursed pursuant to the documents or instruments evidencing or governing any of the Obligations;

     b. to the payment of accrued but unpaid interest on the Obligations in accordance with the provisions of any promissory note, letter of credit reimbursement agreement or other agreement or instrument evidencing any of the Obligations;

     c.        to  the  payment  of  unpaid  principal  of  the  Obligations;

     d. to the payment of all other Obligations, until all Obligations shall have been paid in full; and

     e. to payment to Obligor or its successors or assigns, or to whomsoever may be entitled thereto, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which RZB is legally entitled, Obligor will remain liable for the deficiency, together with interest thereon at the rate provided for post-maturity interest in the agreements and instruments evidencing the Obligations.

     9.   General  Representations,  Warranties  and Agreements.  Obligor hereby
          -----------------------------------------------------
     represents,  warrants  and  agrees  that:

     a. The execution, delivery and performance of this Agreement are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which it is a party or by which it may in any way be bound or, if Obligor is a corporation, its certificate of incorporation or by-laws.

     b. Each of the representations and warranties contained herein is true and correct on the date hereof and all other information, including financial statements and projections, furnished to RZB at any time by or on behalf of Obligor was and will be complete and correct in all respects to the extent necessary for the purpose of presenting the subject matter thereof fairly to RZB.

     c. The Obligor is the sole owner of each of the accounts and other items of Collateral referred to in Section 3(i) above and no one has or claims to have any interest of any kind therein or thereto; each of the debtors and other obligors named in or obligated under every such account and other items of Collateral referred to in Section 3(i) above is indebted to the Obligor in the amount and on the terms indicated in the invoice or other evidence of such account or such other item of collateral and any schedule of accounts, each account and other item of collateral referred to in Section 3(i) above is bona fide and arises out of the completed performance of labor or services or the sale and delivery or lease of merchandise or both; and none of the accounts or such other item of collateral is now, nor will at any time in the future become contingent upon the fulfillment of any contract or conditions whatsoever, nor subject to any defense, recoupment, offset or counterclaim.


     10.  Expenses  of  Obligor's  Duties;  RZB's Rights to Perform on Obligor's
          ----------------------------------------------------------------------
     Behalf;  RZB's  Expenses  and  Indemnification.
     ----------------------------------------------

     a. Obligor's agreements and duties hereunder shall be performed by it at its sole cost and expense.

     b. If Obligor shall fail to do any act or thing which it has covenanted to do hereunder, RZB may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor, and Obligor hereby irrevocably authorizes RZB so to act.

     c. Obligor agrees to reimburse RZB for all costs and expenses, including attorneys' fees and disbursements, incurred, and to indemnify and hold RZB harmless from and against all losses suffered, by RZB in connection with (i) RZB's exercise of any right or remedy granted to it hereunder, (ii) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement, and (iii) the collection or enforcement of the Obligations.

     d. Amounts payable by Obligor under this Section 10 shall constitute Obligations which shall be payable on demand.

     11.  No  Waivers  of  Rights  Hereunder;  Rights  Cumulative.
          -------------------------------------------------------

     a. No delay by RZB in exercising any right hereunder, or under any of the other Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement or of any of the other agreements, instruments or documents evidencing the Obligations shall be enforceable against RZB unless it shall be in writing, be signed by RZB, and expressly refer to the provision affected; any such waiver shall be limited solely to the specific event waived.

     b. All rights granted to RZB hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to RZB with respect to the other Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

     12.  Assignment,  Participations.
          ---------------------------

     a. RZB may assign any or all of the Obligations and may transfer therewith any or all of the Collateral therefor and the transferee shall have the same rights with respect thereto as had RZB. Upon such transfer, RZB shall be released from all responsibility for the Collateral so transferred.

     b. RZB may from time to time sell or otherwise grant participations in any of the Obligations and any Collateral for the Obligations. Obligor agrees that each such holder of a participation may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though Obligor were directly indebted to such holder in the amount of such participation.

     13.  Continuing  Agreement;  Termination.
          -----------------------------------

     a. This Agreement shall be a continuing agreement and shall apply to all present and future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full.

     b. This Agreement shall continue in full force and effect until written notice of termination shall have been signed by RZB.

     14.  Governing  Law;  Jurisdiction;  Certain  Waivers.
          ------------------------------------------------

     a. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

     b. OBLIGOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST OBLIGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS RZB MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, OBLIGOR ACCEPTS AND CONSENTS TO, FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND
          UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY RZB IN WRITING, WITH RESPECT TO ANY

          ACTION OR PROCEEDING BROUGHT BY IT AGAINST RZB. NOTHING HEREIN SHALL LIMIT THE RIGHT OF RZB TO BRING PROCEEDINGS AGAINST OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION. OBLIGOR AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND, TO THE MAXIMUM EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS.
                                                           ----- --- ----------

     c. Obligor waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, directed to Obligor at its address last specified for notices hereunder, and service so made shall be deemed completed five days after the same shall have been so mailed.

     d. EACH OF RZB AND OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF OBLIGOR OR RZB. THIS PROVISION IS A MATERIAL INDUCEMENT FOR RZB'S EXTENDING CREDIT TO OBLIGOR.

     15.  Definitions.  As  used  herein:
          -----------

     a. Except as otherwise specifically defined or provided herein, all terms defined in Article 1 or 9 of the New York Uniform Commercial Code as in effect on the date of this Agreement (other than the term "Collateral") are used herein with the meanings therein given.

     b.        The  following  terms  shall  have  the  indicated  meanings:

          "Affiliate" of RZB shall mean a corporation that directly or indirectly controls or is controlled by, or is under common control with, RZB.

          "Distributions" shall mean cash dividends and other distributions and interest paid in cash, in each case with respect to all instruments, investment property and securities constituting part of the Collateral.

          "Guarantor" shall mean any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the Obligations.

          "Permitted Liens" shall mean liens specifically consented to by RZB in writing, and liens of any other financial institution which is a party to an intercreditor agreement with RZB in form and substance satisfactory to RZB.

     16.  Notices.  Any  notice  or request hereunder may be given to Obligor or
          -------
     to RZB at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder may be given by, in the case of notices or requests to Obligor, mail, commercial courier service, telex, or telegram, or by telephone subsequently confirmed by mail, commercial courier service, return receipt requested, or by and in the case of notices to RZB, registered mail, telex or telegram, subsequently confirmed by such registered mail. Notices and requests to Obligor shall, in the case of those by mail, commercial courier service, telex or telegram, be deemed to have been given when deposited in the mail, first-class postage prepaid, or delivered to such courier service, the telegraph office or telex operator, addressed as provided in this Section, and in the case of those by telephone, when so communicated to Obligor; notices to RZB shall be deemed to have been given only when actually received by RZB at its address determined as provided in this Section. Any requirement under applicable law of reasonable notice by RZB to Obligor of any event shall be met if notice is given to Obligor in the manner prescribed above at least seven days before (a) the date of such event or (b) the date after which such event will occur.

17.  General.
     -------

     a. If this Agreement is executed by two or more Obligors, they shall be jointly and severally liable hereunder, all provisions hereof regarding the Obligations or the Collateral shall apply to the Obligations and Collateral of any or all of them and the termination of this Agreement as to one or more of such Obligors shall not terminate this Agreement as to any remaining Obligors.

     b. This Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of each of the undersigned Obligors and shall inure to the benefit of and be enforceable by RZB, its successors, transferees and assigns.

     c. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of RZB in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Dated:  September 15, 2004
                  --


RIO VISTA ENERGY PARTNERS L.P.

By:  RIO VISTA GP LLC, general partner

     By: /s/ Richard Shore, Jr.
         -----------------------------
     Name: Richard  Shore,  Jr.
           ---------------------------
     Title: President
            --------------------------


Address:

Rio Vista Energy Partners L.P.                   Telephone:   713-467-8253
820 Gessner Road                                 Telefax:     713-467-8258
Houston,  TX     77024

Accepted: September ___, 2004

RZB FINANCE LLC


By:  /s/ Pearl Geffers
     ---------------------------------
     Pearl Geffers

Title: First Vice President
        ------------------------------


By:  /s/  Griselda Alvizo
     ---------------------------------
     Griselda Alvizo

Title: Vice President
       -------------------------------


Address of RZB:

     RZB Finance LLC                             Telephone:   212-845-4113
     1133 Avenue of the Americas                 Telefax:     212-944-6387
     New York, New York 10036

                                   SCHEDULE A
                                   ----------


1.   Trade  Names  or  Trade  Styles  used  by  Obligor.
     --------------------------------------------------

None.


2.   Obligor's  Chief  Executive  Office.
     -----------------------------------

820 Gessner Road
Suite 1285
Houston, TX 77024

3.   All  Locations  of  Collateral.
     ------------------------------

Terminal/Pipeline facilities: Brownsville, Texas
Personal Property, intangibles, fixtures: Houston, Texas

Terminal/Pipeline facilities: Matamoros, Mexico
Storage facilities: Saltillo, Mexico
Office: Mexico City, Mexico


4.   All  Locations  of  Obligor's  Books  and  Records.
     --------------------------------------------------

Brownsville, Texas
El Segundo, California